                                                                    Exhibit 10.2

NEUROTECH PHARMACEUTICALS, INC.

                  2006 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

          1.   PURPOSE OF THE PLAN.

          This 2006  Non-Employee  Directors  Stock  Option Plan (the "Plan") is
intended as an incentive to enable Marco Hi-Tech JV Ltd., a Delaware corporation
(the  "Company"),  to  attract  and  retain  the  services  of  experienced  and highly-qualified  individuals as directors of the Company and to encourage stock ownership  by such  directors  so that  their  interests  are  aligned  with the interests of the Company and its shareholders.  It is intended that participants in the Plan may acquire or increase their  proprietary  interests in the Company and be encouraged to remain in the directorship of the Company.  For purposes of the Plan, a parent corporation and a subsidiary  corporation shall be as defined in Sections  424(e) and 424(f) of the Internal  Revenue Code of 1986, as amended
(the "Code").

          2.   ADMINISTRATION OF THE PLAN.

          The Plan  shall be  administered  by the  Board  of  Directors  of the
Company (the "Board")  and/or by a duly appointed  committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such  committee has been appointed and,  unless the powers of the committee  have been  specifically  limited,  the committee shall have all of the powers of the Board granted  herein,  including, without limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any applicable  limitations  imposed by law. Except as may  be  otherwise  provided  herein,  the  Board  shall  have  authority  to administer  the Plan  subject  to the  provisions  of the Plan but shall have no authority,  discretion  or power to select  the  non-employee  directors  of the
Company who will receive  options under the Plan,  to set the exercise  price of the options  granted under the Plan, to determine the number of shares of common stock to be granted  upon  exercise of options or the time at which such options are to be granted, to establish the duration of option grants, or to alter other terms or conditions  specified in the Plan. All questions of  interpretation  of the  Plan or of any  options  granted  under  the Plan  (an  "Option")  shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Any officer of the
Company shall have the authority to act on behalf of the Company with respect to any matter,  right,  obligation,  or election which is the  responsibility of or which is  allocated  to the Company  herein,  provided  the officer has apparent authority with respect to such matter, right, obligation, or election.

          3.   ELIGIBILITY AND TYPE OF OPTION.

          Options may be granted  only to  directors  of the Company who, at the time of such  grant,  are not  employees  of the  Company  or of any  parent  or subsidiary  corporation  of  the  Company  ("Non-Employee  Directors").  Options
granted to Non-Employee  Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under Section  422(b) of the
Code. A person granted an Option is hereinafter referred to as an "Optionee."

          4.   SHARES SUBJECT TO OPTION.

          Subject to  adjustment  as  provided  in Section 8 hereof,  a total of
400,000  shares of the Company's  common stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or treasury  shares,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of
Stock that may remain unsold and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the purposes of the
Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. If an
Option expires or becomes  unexercisable  without having been exercised in full, or is forfeited,  the unpurchased shares which were subject thereto shall become available  for  future  grant or sale  under  the  Plan.  Stock  used to pay the exercise price of an Option shall not become  available for future grant or sale under the Plan.

          5.   TIME FOR GRANTING OPTIONS.

          All  Options  shall be granted,  if at all,  within ten years from the
Effective Date.

          6.   TERMS, CONDITIONS AND FORM OF OPTIONS.

          Options  granted  pursuant to the Plan shall be  evidenced  by written agreements  specifying  the  number of shares of Stock  covered  thereby,  which written  agreement  may  incorporate  all or any of the  terms  of the  Plan  by reference  and shall  comply  with and be  subject  to the  following  terms and conditions:

          (a)  AUTOMATIC   GRANT  OF  OPTIONS.   Subject  to   execution   by  a
Non-Employee  Director of an  appropriate  Option  Agreement,  Options  shall be granted automatically and without further action of the Board, as follows:

               (i)  Each  person  who  is  newly  elected  or  appointed  as  an
Non-Employee  Director on or after the Effective Date shall be granted an Option on the day of such  initial  election  or  appointment  (and not upon any future re-election  or  appointment)  to  purchase  shares of Stock in such  amounts as determined by the Board of Directors, with all such amounts not to exceed 50,000 in the aggregate.

               (ii) The  initial  person who is newly  elected or  appointed  as
Chairman of the Board of Directors  and is a  Non-Employee  Director on or after the  Effective  Date  shall be  granted  an  Option  on the day of such  initial election or appointment (and not upon any future  re-election or appointment) to purchase Three Hundred Thousand (300,000) shares of Stock.

               (iii) Notwithstanding the foregoing,  any person may elect not to receive an Option to be granted  pursuant  to this  Section  6(a) by  delivering written  notice of such election to the Board no later than the day prior to the date on which such Option would  otherwise be granted.  A person so declining an
Option shall receive no payment or other  consideration in lieu of such declined
Option.  A person  who has  declined  an Option  may  revoke  such  election  by delivering  written notice of such revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to this Section
6(a).

               (iv)  Notwithstanding  any  other  provision  of the  Plan to the contrary,  no Option shall be granted to any  individual on a day when he or she is no longer serving as a Non-Employee Director of the Company.

          (b)  OPTION EXERCISE PRICE.  The purchase price of each share of Stock purchasable under an Option shall be the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted. "Fair Market Value" means the average of the high and low prices of publicly traded shares of Stock on the date of grant, rounded to the nearest cent, on the principal national securities exchange  on which  shares of Stock are  listed  (if the  shares of Stock are so listed),  or on the Nasdaq  Stock  Market (if the shares of Stock are  regularly quoted on the Nasdaq Stock  Market),  or, if not so listed or regularly  quoted, the mean between the closing bid and asked prices of publicly  traded  shares of
Stock in the over-the-counter market, or, if such bid and asked prices shall not be  available,  as  reported  by any  nationally  recognized  quotation  service selected  by  the  Company,  or as  determined  by  the  Committee  in a  manner consistent with the provisions of the Code. Anything in this Section 6(b) to the contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.  Prior to the commencement of trading the Fair Market Value shall be $2.50 per share.

          (c)  EXERCISE PERIOD AND EXERCISABILITY OF OPTIONS.  An Option granted pursuant to the Plan shall be exercisable for a term of ten (10) years.  Options granted  pursuant to the Plan shall be exercisable as follows:  one-third of the aggregate  shares of Stock  purchasable  under an Option shall be exercisable on the date of grant of such Option, and one-third of the aggregate shares of Stock purchasable under an Option shall be exercisable on each of the second and third anniversaries  of the date of grant,  or by such other schedule as determined by the Board; provided,  however, no option shall be exercisable until such time as any vesting limitation  required by Section 16 of the Securities Exchange Act of
1934, as amended,  and related rules shall be satisfied if such limitation shall be required for  continued  availability  of the exemption  provided  under Rule
16b-3(d)(3).

          (d)  TERMINATION OF OPTIONS.

               (i) In the event that an Optionee  ceases to be a director of the
Company  on  account  of fraud,  dishonesty  or other  acts  detrimental  to the interests  of the  Company or any direct or indirect  subsidiary  of the Company
("Cause"),  the Option granted to such Optionee shall terminate on the date such
Optionee ceases to be a director of the Company.

               (ii) In the event that an Optionee ceases to be a director of the
Company for any reason other than Cause, the Option granted to such Optionee may be exercised by him or her (or his or her representative or executor),  but only to the extent the Option was  exercisable on the date such Optionee ceases to be a director.  Such Option may be  exercised at any time within one (1) year after the date such Optionee ceases to be a director of the Company (or, if later, the date the Option becomes exercisable  pursuant to Section 13 hereof), or prior to the date on which the option  expires by its terms,  whichever  is  earlier,  at which time the Option shall terminate.

          (e)  PAYMENT OF OPTION EXERCISE. Payment of the exercise price for the number of shares of Stock being  purchased  pursuant to any Option shall be made in  cash,  by  check  or  such  other  instrument  as may be  acceptable  to the
Committee.

          (f)  CHANGE OF CONTROL.  A "Change of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

               (i) a tender  offer (or series of related  offers)  shall be made and  consummated  for the  ownership  of 50% or more of the  outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

               (ii) the Company  shall be merged or  consolidated  with  another corporation, unless as a result of such merger or consolidation more than 50% of the  outstanding  voting  securities of the  surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately  prior to such  transaction),  any employee benefit plan of the
Company or its subsidiaries, and their affiliates;

               (iii) the Company shall sell  substantially  all of its assets to another corporation that is not wholly owned by the Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders  of  the  Company  (as  of  the  time  immediately  prior  to  such transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates; or

               (iv) a Person (as defined below) shall acquire 50% or more of the outstanding  voting  securities of the Company  (whether  directly,  indirectly, beneficially or of record), unless as a result of such acquisition more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time  immediately  prior to the first  acquisition  of such  securities  by such
Person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.

          For purposes of this  Section  6(f),  ownership  of voting  securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act").  In addition,  for such  purposes,  "Person" shall have the meaning given in Section
3(a)(9) of the Exchange  Act, as modified  and used in Sections  13(d) and 14(d)
thereof;  however,  a Person  shall not  include  (A) the  Company or any of its subsidiaries;  (B) a trustee  or other  fiduciary  holding  securities  under an employee  benefit  plan  of the  Company  or any  of  its  subsidiaries;  (C) an underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the shareholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

          In the event of a Change of  Control,  any  unexercisable  or unvested portion of the outstanding  Options shall be immediately  exercisable and vested in full as of the date ten (10) days prior to the expected date of the Change of
Control.  The exercise or vesting of any Option that was  permissible  solely by reason of this Section 6(f) shall be conditioned  upon the  consummation  of the
Change of  Control.  In  addition,  the  surviving,  continuing,  successor,  or purchasing  corporation or parent corporation  thereof,  as the case may be (the
"Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding  Options or substitute  outstanding  Options for substantially equivalent options for the Acquiring  Corporation's  stock. For purposes of this
Section  6(f),  an Option shall be deemed  assumed if,  following  the Change of
Control,  the Option  confers the right to acquire in accordance  with its terms and conditions,  for each share of Stock subject to the Option immediately prior to the  Change  of  Control,  the  consideration  (whether  stock,  cash,  other securities  or property) to which a holder of a share of Stock on the  effective date of the  Change of Control  was  entitled.  Any  Options  which are  neither assumed nor substituted for by the Acquiring  Corporation in connection with the
Change of Control nor  exercised  as of the date of the Change of Control  shall terminate (if not  exercised)  and cease to be  outstanding  effective as of the date of the Change of Control.

          (g)  STOCKHOLDER  APPROVAL.   Notwithstanding  any  provision  to  the
contrary,  no Option  granted  pursuant  to the Plan may be  exercised  prior to obtaining shareholder approval of the Plan.

          7.   TERMINATION OR AMENDMENT OF PLAN.

          (a)  The Board may amend,  suspend, or terminate the Plan, except that no amendment  shall be made that would  impair the rights of any Optionee  under any Option theretofore granted without the Optionee's  consent,  and except that no  amendment  shall be made  without the  approval of the  shareholders  of the
Company that would

               (i)  materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

               (ii) materially  increase the benefits  accruing to the Optionees under the Plan;

               (iii)  materially  modify the  requirements as to eligibility for participation in the Plan;

               (iv)  decrease the exercise  price of an Option to less than 100%
of the Fair Market Value per share of Stock on the date of grant thereof; or

               (v) extend the term of any Option  beyond  that  provided  for in
Section 6(c).

          The  Board may amend  the  terms of any  Option  theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

          (b)  It is the  intention  of the Board that the Plan comply  strictly with the  provisions  of Section 409A of the Code and Treasury  Regulations  and
other Internal  Revenue Service  guidance  promulgated  thereunder (the "Section
409A Rules") and the Board shall  exercise its  discretion  in granting  Options hereunder (and the terms of such Options) accordingly. The Plan and any grant of an Option hereunder may be amended from time to time (without, in the case of an
Option,  the consent of the  Optionee)  as may be necessary  or  appropriate  to comply with the Section 409A Rules.

          8.   EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.

          Appropriate  adjustments  shall  be made in the  number  and  class of shares of Stock  subject to the Plan,  the number of shares to be granted  under the Plan and to any outstanding  Options and in the Option exercise price of any
outstanding   Options  in  the  event  of  a  stock   dividend,   stock   split,
recapitalization,  reverse stock split,  combination,  reclassification  or like change in the capital structure of the Company.

          9.   TRANSFERABILITY OF OPTIONS.

          (a)  Except as  provided  in  Section  9(b)  hereof,  an Option may be exercised  during the  lifetime  of the  Optionee  only by the  Optionee  or the
Optionee's  guardian  or  legal  representative  and  may  not  be  assigned  or transferred  in any  manner  except  by  will  or by the  laws  of  descent  and distribution;  PROVIDED,  HOWEVER,  that  Options  may be  transferred  under  a qualified  domestic  relations  order (as  defined in the Code or Title I of the
Employee Retirement Income Security Act, or the rules promulgated thereunder).

          (b)  Notwithstanding the foregoing,  with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to:
(i) an Immediate  Family Member (as hereinafter  defined),  (ii) a trust for the exclusive  benefit of the Optionee and/or one or more Immediate  Family Members,
(iii) a partnership in which the Optionee  and/or one or more  Immediate  Family
Members are the only partners,  or (iv) such other person or entity as the Board may permit  (individually,  a  "Permitted  Transferee").  For  purposes  of this
Section 9(b),  "Immediate  Family  Members"  shall mean the  Optionee's  spouse, former  spouse,  children or  grandchildren,  whether  natural or adopted.  As a condition to such transfer,  each Permitted Transferee to whom the Option or any interest therein is transferred  shall agree in writing (in a form  satisfactory to the  Company)  to be bound by all of the terms and  conditions  of the Option
Agreement  evidencing such Option and any additional  restrictions or conditions as the Company  may  require.  Following  the  transfer  of an Option,  the term
"Optionee" shall refer to the Permitted Transferee, except that, with respect to any provision for the Company's tax withholding  obligations,  if any, such term shall refer to the original  Optionee.  The Company  shall have no obligation to notify a Permitted  Transferee of any  termination  of the  transferred  Option, including an early  termination  pursuant to Section  6(d)  hereof.  A Permitted
Transferee  shall  be  prohibited  from  making  a  subsequent   transfer  of  a
transferred  Option  except to the  original  Optionee  or to another  Permitted
Transferee or as provided in Section 9(a) hereof.

          10.  RE-PRICING OF OPTIONS/REPLACEMENT OPTIONS.

          The Company  shall not re-price  any Options or issue any  replacement
Options  unless  the Option  re-pricing  or Option  replacement  shall have been approved by the holders of a majority  of the  outstanding  shares of the voting stock of the Company.

          11.  GOVERNMENT REGULATIONS.

          (a)  The Plan,  and the grant and exercise of Options  hereunder,  and the  obligation  of the Company to sell and deliver  shares under such  Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

          (b)  It is the  Company's  intent that the Plan comply in all respects with Rule 16b-3 of the Exchange Act and any regulations  promulgated thereunder.
If any provision of this Plan is later found not to be in  compliance  with such
Rule,  the provision  shall be deemed null and void. All grants and exercises of
Options under this Plan shall be executed in accordance with the requirements of
Section 16 of the Exchange Act and any regulations promulgated thereunder.

          12.  GENERAL PROVISIONS.

          (a)  CERTIFICATES.  All  certificates  for  shares of Stock  delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Board may deem advisable  under the rules,  regulations and
other  requirements  of  the  Securities  and  Exchange  Commission,   or  other
securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the Stock is then  listed or traded  and the Board may cause a legend or legends to be placed on any such  certificates  to make  appropriate  reference  to such restrictions.

          (b)  EMPLOYMENT  MATTERS.  The  adoption  of the Plan shall not confer upon any  Optionee  of the  Company  or any  subsidiary  any right to  continued
service as a director  with the Company,  nor shall it interfere in any way with the  right  of the  Company  may have to  terminate  the  service  of any of its directors at any time.

          (c)  LIMITATION OF LIABILITY.  No member of the Board,  or any officer or employee of the Company  acting on behalf of the Board,  shall be  personally liable for any action,  determination  or  interpretation  taken or made in good faith with  respect to the Plan,  and all  members of the Board and each and any officer or employee of the Company  acting on their behalf shall,  to the extent permitted by law, be fully  indemnified  and protected by the Company in respect of any such action, determination or interpretation.

          13.  REGISTRATION OF STOCK.

          Notwithstanding  any other  provision  in the Plan,  no Option  may be exercised  unless and until the Stock to be issued upon the exercise thereof has been registered  under the Securities Act and applicable  state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under  applicable  federal or state  securities laws any Stock to be issued upon the exercise of an Option  granted  hereunder in order to permit the exercise of an  Option  and the  issuance  and sale of the  Stock  subject  to such  Option, although the Company may in its sole discretion register such Stock at such time as the Company shall  determine.  If the Company  chooses to comply with such an exemption  from  registration,  the Stock  issued  under  the Plan  may,  at the direction of the Committee,  bear an appropriate  restrictive legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

          14.  EFFECTIVE DATE OF PLAN.

          The Plan shall be effective on January 24,  2006;  provided,  however, that the Plan shall be approved by the  shareholders  not later than January 23,
2007.